Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re RCS Capital Corporation, et al.	Case No. 16-10223 (MFW)
Debtors	Reporting Period: 2/1/16 - 2/29/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ David Orlofsky	3/31/16
Signature of Authorized Individual*	Date

David Orlofsky	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
Listing of Debtor Entities and Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
RCS Capital Corporation	16-10223
American National Stock Transfer, LLC	16-10224
Braces Acquisition, LLC	16-10225
Directvest, LLC	16-10226
J.P. Turner & Company Capital Management, LLC	16-10227
RCS Advisory Services, LLC	16-10228
RCS Capital Holdings, LLC	16-10229
Realty Capital Securities, LLC	16-10230
SBSI Insurance Agency of Texas, INC.	16-10231
SK Research, LLC	16-10232
Trupoly, LLC	16-10233
We R Crowdfunding, LLC	16-10234

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements in the future. The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-1A Schedule of Cash Receipts and Disbursements (February 1 - February 29, 2016)
Budget Variance Report, for the month ending 02/29

($ in 000s)
	Projected Month	Actual Month	Variance Month	Projected Cumulative	Actual Cumulative	Variance Cumulative
OPERATING ACTIVITY
Operating inflows:
RCS Advisory Services receipts	$250	$10	$(240)	$250	$10	$(240)
Hatteras—overhead allocation	—	—	—	—	—	—
Cetera—shared service interco	2,300	528	(1,772)	2,300	528	(1,772)
Cetera—dividends	—	950	950	—	950	950
Other	—	443	443	—	443	443

Total Operating inflows	2,550	1,932	(618)	2,550	1,932	(618)
Operating outflows:
Trade payables	(1,462)	(422)	1,039	(1,462)	(422)	1,039
Insurance—D&O/E&O policies	(309)	(322)	(13)	(309)	(322)	(13)
Payroll & taxes	(1,057)	(449)	608	(1,057)	(449)	608
Rent & occupancy costs	(339)	—	339	(339)	—	339
RCS B/D contribution	—	(950)	(950)	—	(950)	(950)
Docupace capital contribution	(1,000)	—	1,000	(1,000)	—	1,000
Other	(87)	7	94	(87)	7	94

Total Operating outflows	(4,254)	(2,136)	2,118	(4,254)	(2,136)	2,118
Total Operating Cash Flow	$(1,704)	$(204)	$1,500	$(1,704)	$(204)	$1,500
NON-OPERATING ACTIVITY
Severance payments	(67)	—	67	(67)	—	67
RCAP retention/bonus payments	—	—	—	—	—	—
ICH/VSR/Girard—hold back/retention pmts.	(1,200)	—	1,200	(1,200)	—	1,200
ARCP note amortization	—	—	—	—	—	—
Tax refund receipts	1,600	—	(1,600)	1,600	—	(1,600)
Hatteras sale proceeds	—	—	—	—	—	—
Strat Cap sale proceeds	—	—	—	—	—	—

Net non-operating inflows/(outflows)	333	—	(333)	333	—	(333)
RESTRUCTURING EXPENDITURES
Restructuring professional fees	(250)	(151)	99	(250)	(151)	99
First-day order payments	—	—	—	—	—	—
DIP financing fees	(1,424)	—	1,424	(1,424)	—	1,424
DIP interest	—	(115)	(115)	—	(115)	(115)
Advisor retention loans	—	—	—	—	—	—
BD capital contribution	(15,000)	(9,063)	5,937	(15,000)	(9,063)	5,937

Total restructuring expenditures	(16,674)	(9,329)	7,345	(16,674)	(9,329)	7,345
Net Cash Flow	$(18,045)	$(9,533)	$8,512	$(18,045)	$(9,533)	$8,512
LIQUIDITY
Beginning Book Cash	7,872	8,105	233	7,872	8,105	233
Net cash flow	(18,045)	(9,533)	8,512	(18,045)	(9,533)	8,512
DIP Draw	100,000	23,278	(76,722)	100,000	23,278	(76,722)

Ending Book Cash	$89,827	$21,850	$(67,977)	$89,827	$21,850	$(67,977)

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-1B Cash Disbursements Allocated by Entity (February 1 - February 29, 2016)

($ in 000s)
	RCS Capital Corp.	ANST	Braves Acquisition	DirectVest	JPT	RCS Adv. Serv.	RCS Capital Hold.	Realty Capital Sec.	SBSI	SK Research	Trupoly	WeR Crowdfunding	Total
DISBURSEMENTS
Operating outflows:
Trade payables	(422)	—	—	—	—	—	—	—	—	—	—	—	(422)
Insurance—D&O/E&O policies	(322)	—	—	—	—	—	—	—	—	—	—	—	(322)
Payroll & taxes	(379)	(40)	—	—	—	(28)	—	—	—	(2)	—	—	(449)
Rent & occupancy costs	—	—	—	—	—	—	—	—	—	—	—	—	—
RCS B/D contribution	(950)	—	—	—	—	—	—	—	—	—	—	—	(950)
Docupace capital contribution	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	5	—	—	—	—	—	—	—	—	3	—	—	7

Total Operating outflows	(2,069)	(40)	—	—	—	(28)	—	—	—	1	—	—	(2,136)
NON-OPERATING ACTIVITY
Severance payments	—	—	—	—	—	—	—	—	—	—	—	—	—
RCAP retention/bonus payments	—	—	—	—	—	—	—	—	—	—	—	—	—
ICH/VSR/Girard—hold back/retention pmts.	—	—	—	—	—	—	—	—	—	—	—	—	—
ARCP note amortization	—	—	—	—	—	—	—	—	—	—	—	—	—
Hatteras sale proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—
Strat Cap sale proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—

Net non-operating inflows/(outflows)	—	—	—	—	—	—	—	—	—	—	—	—	—
RESTRUCTURING EXPENDITURES
Restructuring professional fees	(151)	—	—	—	—	—	—	—	—	—	—	—	(151)
First-day order payments	—	—	—	—	—	—	—	—	—	—	—	—	—
DIP financing fees	—	—	—	—	—	—	—	—	—	—	—	—	—
DIP interest	(115)	—	—	—	—	—	—	—	—	—	—	—	(115)
Advisor retention loans	—	—	—	—	—	—	—	—	—	—	—	—	—
BD capital contribution	(9,063)	—	—	—	—	—	—	—	—	—	—	—	(9,063)

Total restructuring expenditures	(9,329)	—											(9,329)

Total Disbursements	$(11,398)	$(40)	No Disb.	No Disb.	No Disb.	$(28)	No Disb.	No Disb.	No Disb.	$1	No Disb.	No Disb.	$(11,465)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
Total Disbursements													$11,465
Less: Transfers to Debtor in Possession Accounts													10,013
Plus: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)													—

Total Disbursements for Calculating U.S. Trustee Quarterly Fees													$1,452

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-1B Schedule of Professional Fees and Expenses Paid (February 1 - February 29, 2016)

($ in 000s)
	Period	Amount		Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

No professionals paid from 2/1/16 through 2/29/16

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-2 Bank Account Reconciliation as of February 29, 2016

		Account		Beginning Balance	Ending Balance
Debtor Name	Bank	Number	Account Description	2/1/2016	2/29/2016
Primary Bank Accounts
RCS Capital Corporation	Bank of America	####	Operating account—Small business checking	1,197,893	19,636,271
RCS Capital Corporation	Bank of America	####	Payroll account—Business checking	133,704	680,268
RCS Capital Holdings	Bank of America	####	Operating account—Business interest checking	4,918,500	1,564
RCS Advisory Services	Bank of America	####	Operating account—Small business checking	1,756	24,951
RCS Advisory Services	Bank of America	####	Payroll account—Small business checking	77,960	1,000
ANST	Bank of America	####	Operating account—Small business checking	1,544,169	1,500,713
ANST	Bank of America	####	Payroll account—Small business checking	4,594	954
SK Research	Bank of America	####	Operating account—Small business checking	222,055	1,000
SK Research	Bank of America	####	Payroll account—Business interest checking	18,442	1,002
SK Research	Bank of America	####	BDC deposit account—Small business checking	937	1,000
Trupoly	Bank of America	####	Operating account—Business checking	1,339	1,000
Secondary Bank Accounts
Realty Capital Securities	Bank of America	####	Operating account—Checking	1,122,330	1,020,023
Realty Capital Securities	Bank of America	####	Payroll account—Checking	142,040	613
Realty Capital Securities	Bank of America	####	Commissions account—Checking	—	(0)
Realty Capital Securities	Bank of America	####	Reserve account—Checking	—	1,000
J.P. Turner Capital	Bank of America	####	Operating account—Checking	—	—

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Consolidating Income Statement as of February 29, 2016

($ in 000s)
	RCS Capital Corp	RCS Capital Holdings	Realty Capital Securities	RCS Advisory Services, LLC	American National Stock Transfer, LLC	SK Research, LLC	J.P. Turner & Company, LLC
Revenue:
Selling commissions—Non-related			149
Dealer manager fees—Non-related			37
Retail commissions
Advisory and asset-based fees							6
Transfer agency revenue					1,181
Services revenue—Non-related				25	13
Technology Fees Revenue
Transaction Fees
Other Revenue	11	1	(35)			0

Total revenues	11	1	151	25	1,194	0	6

Expenses:
Wholesale commissions—Related
Wholesale commissions—Non-related			151
Wholesale reallowance—Related
Wholesale reallowance—Non-related			8
Retail commission and advisory							22
Technology Service Fee Cost of Revenue
Internal commissions			22
Payroll and benefits	415	(0)	17,707	77	(221)	2,622
Conferences and seminars	1		(55)
Travel	28		17	(4)	1	(0)
Marketing and advertising	0		(0)	3
Professional fees	5,674	0	(15)	21	3	8
Data processing	16		208	42	602	6
Acquisition-related costs	1	(74)
Interest expense	16,221
Occupancy	535		(72)	16	6	(54)
Depreciation and amortization expense	0		9		1
Clearing and exchange fees
Other expenses	(753)		359		89	48

Total Expenses	22,138	(74)	18,338	156	482	2,629	22

Income (loss) before taxes	(22,127)	75	(18,186)	(131)	712	(2,629)	(16)

Provision (benefit) for income taxes			2	52
Net income (loss) from continuing operations	(22,127)	75	(18,188)	(183)	712	(2,629)	(16)

Less: Net income (loss) attributable to non-controlling interests

Net income (loss) attributable to RCS Capital Corporation	(22,127)	21,409	(18,188)	(183)	712	(2,629)	(16)

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Consolidating Balance Sheet as of February 29, 2016

($ in 000s)
	RCS Capital Corp	RCS Capital Holdings	Realty Capital Securities	RCS Advisory Services, LLC	American National Stock Transfer, LLC	SK Research, LLC	J.P. Turner & Company, LLC	Trupoly
Assets
Cash and cash equivalents	20,318	2	1,022	26	1,502	3	534	(0)
Cash and securities segregated under federal and other regulations
Available-for-sale-securities	2,771
Trading securities
Fees and commissions receivable
Reimbursable expenses receivable			669	3,755	5,667	608
Receivable from customers
Allowance for doubtful accounts				(91)	(823)
Receivables from broker, dealers, clearing organizations and other	551		286	(32)	37	465
Prepaid expenses	7,366		381	0	2	9
Property and equipment, net	33					541
Deferred compensation plan investments
Notes receivable, net	1,500						1,500
Deferred financing fees	33,149
Intangible assets, net
Goodwill
Other assets	13,944		101
Deferred income tax asset, net	29,408
Investment in subsidiaries, at fair value	1,108,081	1,569,597					1,031
Intercompany Accounts Receivables	37,378	2,508	6	11,975	2,081

TOTAL ASSETS	1,254,500	1,572,106	2,465	15,633	8,466	1,626	3,065	(0)

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Consolidating Balance Sheet as of February 29, 2016

($ in 000s)
	RCS Capital Corp	RCS Capital Holdings	Realty Capital Securities	RCS Advisory Services, LLC	American National Stock Transfer, LLC	SK Research, LLC	J.P. Turner & Company, LLC	Trupoly
Liabilities, Mezzanine Equity and Stockholders’ Equity
Payable to customers
Payable to broker-dealers			0
Commissions payable
Accrued expenses and accounts payable	47,022	35,355	8,149	1,987	2,807	1,294
Deferred revenue			250		450	13
Derivative contracts	781
Other liabilities	5,171
Deferred compensation plan accrued liabilities
Net deferred tax liability	(100,548)
Contingent and deferred consideration		18,122
Long-term debt	826,833						1,500
Due from RCAP Holdings and other related parties	(27,639)	27,639	101,430

Total liabilities	751,620	81,116	109,829	1,987	3,257	1,306	1,500

Preferred Stock-Series B-Cost Value	146,700
Preferred Stock-Series C-Cost Value	111,288
Preferred Series B-Dividends PIK	20,442
Preferred Series C-Dividends PIK	9,826
Preferred Stock Series D-1 Value	25,000
Preferred Stock Series D-2 Value	12,500
Preferred Stock Series D-1- Dividends PIK	1,156
Preferred Stock Series D-2- Dividends PIK	578

Mezzanine equity	327,488

Class A common stock	65,645	2
Additional paid-in capital	580,029	1,251,590	53,008	9,811	695	7,501	(2,493)
Accumulated other comprehensive income (loss)	68			0
Retained earnings	(470,351)	239,399	(160,372)	3,834	4,514	(7,182)	4,058	(0)

Total stockholders’ equity	175,392	1,490,990	(107,364)	13,646	5,209	319	1,565	(0)

Non-controlling interest	0

TOTAL LIABILITIES AND EQUITY	1,254,500	1,572,106	2,465	15,633	8,466	1,626	3,065	(0)

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Intercompany Payables/Receivables as of February 29, 2016

($ in 000s)
Receivable from	RCS Capital Corp	RCS Capital Holdings	Realty Capital Securities	RCS Advisory Services, LLC	American National Stock Transfer, LLC	SK Research, LLC	Trupoly	WeR Crowdfunding	J.P. Turner & Company, LLC
Realty Capital Securities	2,171			215
RCS Advisory					687
ANST			6
RCSCC				10,015	1,389
RCS Capital Holdings	30,987			1,424	5
SK Research	619			269
RCS IB				51
Trupoly
WeRCrowdfunding	0
Cetera	1,751
JP Turner	(38)
First Allied	1,333
Legends	63
Hatteras
Summit	51	2,508
ICH	49
Strategic Capital
VSR	59
Girard	17
Docupace	315
Total	37,378	2,508	6	11,975	2,081	—	—	—	—

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Intercompany Payables/Receivables as of February 29, 2016

($ in 000s)
	RCS	RCS	Realty	RCS	American				J.P.
	Capital	Capital	Capital	Advisory	National Stock	SK		WeR	Turner &
Payable to	Corp	Holdings	Securities	Services, LLC	Transfer, LLC	Research, LLC	Trupoly	Crowdfunding	Company, LLC
Realty Capital Securities					6
RCS Advisory	10,015	1,424	215			269
ANST	1,389	5		687
RCSCC		30,987	2,171			619		0	(38)
RCS Capital Holdings
SK Research
RCS IB	4,157	131	119
Trupoly
WeRCrowdfunding
Cetera									601
JP Turner
First Allied
Legends
Hatteras
Summit			1						17
ICH	30
Strategic Capital
VSR
Girard
Docupace
Total	15,591	32,548	2,505	687	6	889	—	0	580

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-4 Statement of Accounts Payable Aging as of February 29, 2016

($ in 000s)
	0 - 30	31 - 60	61 - 90	91 -120	Over 120	Total
Debtor Name	Days	Days	Days	Days	Days	Payables
RCS Capital Corp.	271,360	—	—	—	—	271,360
ANST	180	—	—	—	—	180
RCS Advisory Services	148	—	—	—	—	148
Realty Capital Securities	64,042	—	—	—	—	64,042

Total	335,730	—	—		—	335,730

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-5 Statement of Accounts Receivable Aging as of February 29, 2016

($ in 000s)
	0 - 30	31 - 60	61 - 90	Over 90	Total	Allowance for	Net
Debtor Name	Days	Days	Days	Days	Receivables	Doubtful Acts.	Receivables (1)
ANST	—	1,292,517	1,456,041	1,557,388	4,305,946	(823,215)	3,482,732
RCS Advisory Services	—	82,681	739,575	3,844,427	4,666,683	(1,010,579)	3,656,104
Realty Capital Securities	—	57,080	117,310	501,931	676,322	—	676,322
SK Research	—	608,846	(246,769)	927,548	1,289,625	—	1,289,625

Total	—	2,041,124	2,066,158	6,831,294	10,938,576	(1,833,794)	9,104,783

(1)	The majority of A/R is related to ARC and should be considered contingent

Debtor Questionnaire

	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

In re RCS Capital Corp., et al.	Case No. 16-10223 (MFW)

Declaration Regarding the Status of Post-petition taxes of the Debtors

I am the Chief Accounting Officer of RCS Capital Corp. a corporation organized under the laws of the State of Delaware and the Debtor in the above-caption Chapter 11 cases (the “Debtors”). I am familiar with the Debtor’s day to day operations, business affairs and books and records.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns or extensions and made all required undisputed post-petition tax payments in connection therewith in a timely manner or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

/s/ Salvatore Troia	3/31/16
Salvatore Troia	Date